Exhibit 10.2

Exclusive Option Contract

This exclusive option contract (“Contract”) is made by the following Parties in Beijing on December 17, 2018:

Party A: Ningxia Xiangshang Yixin Technology Co., Ltd., a limited liability company incorporated according to the laws of China, having its registered address at Room 6-B11, Block B, Oriental International Apartment, Xingqing District, Yinchuan City, Ningxia;

Party B: the shareholders set forth in Exhibit 1 (List of Shareholders of Ningxia Xiangshang Rongke Technology Development Co., Ltd.) attached hereto; and

Party C: Ningxia Xiangshang Rongke Technology Development Co., Ltd., a limited liability company incorporated according to the laws of China, having its registered address at No. 1107, F/11 CBD Financial Center, 142 Wanshou Road, Yuehaiwan CBD, Jinfeng District, Yinchuan City, Ningxia.

Each of Party A, Party B and Party C is hereinafter referred to individually as a “Party”, and collectively as the “Parties”.

Whereas,

(1)         Party B holds 100% equity in Party C as of execution hereof;

(2)         Party B intends to grant an exclusive option to Party A whereby Party A may request Party B to sell the equity it holds in Party C to Party A.

Now, therefore, the Parties agree as follows upon consensus through negotiation:

1.                   Sale of Equity

1.1            Grant of Right

Party B hereby irrevocably grants Party A an irrevocable and exclusive option (“Equity Purchase Option”) to purchase by itself or by one or several persons designated by it (each of the persons referred to as the “Designee”, who will be approved by the board of directors of Party A) all or part of the equity Party B holds or will hold in Party C in one single or a series of transactions according to the steps decided by Party A in its sole discretion and at the price described in Clause 1.3 hereof, subject to the laws of the China. Except for Party A and the Designee, no third party may enjoy the Equity Purchase Option or any rights relating to Party B’s equity. Party C hereby agrees to Party B’s grant of the Equity Purchase Option to Party A. The “Persons” referred to in this Paragraph 1.1 and this Contract means individuals, companies, joint ventures, partnerships, enterprises, trusts or unincorporated organizations.

For the avoidance of any doubt, Party A may exercise any of its rights hereunder at any time after this Contract becomes effective, including the Equity Purchase Option. To the maximum extent permitted by the laws of China, when Party B dies, or becomes incapacitated or cancelled, Party A may exercise the rights hereunder, including the Equity Purchase Option, against Party B or its/his legal heirs, successors in title or agents.

1.2            Steps of Exercise

Party A shall exercise its Equity Purchase Option subject to the laws and regulations of China. When exercising the Equity Purchase Option, Party A shall send a written notice to Party B (“Equity Purchase Notice”), specifying the following matters: (a) the decision of Party A or its Designee on exercise of the Equity Purchase Option; (b) the share of equity to be purchased by Party A or its Designee from Party B (“Purchased Equity”); and (c) the date of purchase/transfer of the Purchased Equity.

1.3            Purchase Price

The purchase price of the Purchased Equity is RMB 10 (“Base Price”). If the minimum price permitted by the laws of China at the time of exercise by Party A of the Equity Purchase Option is higher than the Base Price, the transfer price shall be the minimum price permitted by the laws of China (“Purchase Price”).

1.4            Transfer of the Purchased Equity

When Party A exercises the Equity Purchase Option,

1.4.1                     Party B shall procure Party C to hold a shareholders’ meeting promptly at which a resolution approving Party B’s transfer of the Purchased Equity to Party A and/or the Designee shall be passed;

1.4.2                     Party B shall obtain written statements with respect to transfer of the Purchased Equity to Party A and/or the Designee from other shareholders of Party C whereby other shareholders consent to the transfer and waive their right of first refusal;

1.4.3                     Party B shall enter into equity transfer contract (“Transfer Contract”) with Party A and/or (if applicable) the Designee for each transfer of the Purchased Equity according to this Contract and the Equity Purchase Notice;

1.4.4                     Relevant parties shall enter into other necessary contracts, agreements or documents, obtain all required government permits and licenses, and take all necessary actions, to transfer the valid title to the Purchased Equity free of any encumbrances to Party A and/or the Designee, and procure Party A and/or the Designee registered as the owner of the Purchased Equity. For purpose of this Clause 1.4.4 and this Contract, “encumbrances” includes security, mortgage, third party’s rights or interests, equity purchase right, acquisition right, right of first refusal, right of offset, retention of title, or other security arrangement, and, for clarity, does not include any security interest under this Contract or Party B’s equity pledge contract. “Party B’s equity pledge contract” referred to in this Clause 1.4.4 and this Contract means the equity pledge contract entered into by Party A, Party B and Party C as of the date hereof (“Equity Pledge Contract”).

To ensure the above purchase of equity meet this Contract and relevant laws in substance or procedure, unless Party A agrees otherwise in writing, Party B shall complete, or procure the completion of, the above actions within 20 working days after Party A sends the Equity Purchase Notice to it.

2.                   Covenants

2.1            Covenants relating to Party C

Each of Party B and Party C hereby severally (but not jointly) undertakes

2.1.1                     not to supplement, change or amend Party C’s articles of association and bylaws, increase or reduce Party C’s registered capital, or otherwise change the structure of Party C’s registered capital, without prior written consent of Party A;

2.1.2                     not to consent to Party C’s sale, transfer, mortgage or other disposal of any legal or beneficial interest in Party C’s asset, business or revenue, nor to permit creation of any security interest or other encumbrances thereon, at any time after execution of this Contract, without prior written consent of Party A;

The founding shareholders of Party C (Tianhua Wu, Ke Yang and Ming Dong) and Party C further undertakes

2.1.3                     to maintain existence of Party C and prudentially and validly operate and deal with Party C’s business and affairs according to sound financial and business standards and practices;

2.1.4                     not to sell, transfer, mortgage or otherwise dispose of any legal or beneficial interest in any of its asset, business or revenue, nor to permit creation of any security interest or other encumbrances thereon, at any time after execution of this Contract, without prior written consent of Party A;

2.1.5                     not to incur, succeed, guarantee or permit existence of any debts without prior written consent of Party A, except for the debts (i) which are incurred in the ordinary course of business rather than by means of loan, and (ii) which have been disclosed to and consented in writing by Party A;

2.1.6                     to operate all business of Party C in ordinary course of business to maintain the value of Party C’s assets, and not to take any act or omission that may have adverse effect upon Party C’s operating conditions and asset value;

2.1.7                     that Party C shall not, and the founding shareholders shall not procure Party C to, enter into any material contracts without prior written consent of Party A, except for those entered into in the ordinary course of business (for purpose of this paragraph, if the value of a single contract or the total value of several related contracts exceeds RMB 500,000, they shall be deemed material contracts);

2.1.8                     that without Party A’s prior written consent, Party C shall not, and the founding shareholders shall not procure Party C to, provide loan or credit to any person (except for the subsidiaries controlled by Party C directly or indirectly);

2.1.9                     to provide all information relating to Party C’s operation and financial conditions at the request of Party A;

2.1.10              to purchase and maintain insurances for Party C’s assets and business from the insurer approved by Party A when Party A so requests, the amount and type of which shall be consistent with those purchased by a company who engages in similar business;

2.1.11              that without Party A’s prior written consent, Party C shall not, and the founding shareholders shall not procure Party C to, merge or combine with any person, or acquire or invest in any person;

2.1.12              not to liquidate, dissolve or deregister Party C without prior written consent of Party A;

2.1.13              to immediately notify Party A of any actual or potential litigation, arbitration or administrative procedure relating to Party C’s asset, business or revenue;

2.1.14              to execute all necessary or desirable documents, take all necessary or desirable actions, make all necessary or desirable petitions, or carry out all necessary or desirable defenses against all claims, to maintain Party C’s ownership to its assets;

2.1.15              to procure Party C not to distribute dividends to its shareholders in whatever forms without prior written consent of Party A, provided however that Party C shall distribute all distributable profits to its shareholders immediately after Party A requests in writing; and

2.1.16              To appoint any persons designated by Party A to act as directors of Party C, at the request of Party A.

2.2            Party B’s Acknowledgement and Covenants

Each of Party B hereby severally (but not jointly) acknowledges that

2.2.1                     Any equity held by Party B in Party C at present or in future is not community property or inheritable property, nor property jointly co-owned by Party B and other parties, nor become severable or inheritable, to the maximum extent permitted by laws, and Party B shall not use its equity in Party C to discharge any liabilities or assume any liability of security. If such equity is severed, transferred or inherited for any reason, Party B shall procure and ensure the heir or assignee to execute all documents required by Party A.

Each of Party B hereby warrants that

2.2.2                     without prior written consent of Party A, Party B shall not sell, transfer, mortgage or otherwise dispose of any legal or beneficial interest in the equity it holds in Party C, or permit creation of any security interest or other encumbrances thereon, except for any pledge created thereon according to Party B’s Equity Pledge Contract;

2.2.3                     Party B shall not request Party C to distribute bonus or profit in other forms with respect to its equity in Party C, nor raise any matter subject to resolutions of shareholders’ meeting with respect to the above distribution, nor vote for such matter. If Party B receives any revenue, profit or bonus from Party C for whatever reason, it shall immediately pay or transfer such revenue, profit or bonus to Party A or any party designated by Party A for the benefit of Party C, which will be deemed as a part of the services charges payable to Party A by Party C under the Exclusive Business Cooperation Agreement. The “Exclusive Business Cooperation Agreement” referred to in this Clause 2.2.3 and this Contract means the Exclusive Business Cooperation Agreement entered into by Party A and Party C on December 17, 2018;

2.2.4                     Party B shall procure the shareholders’ meeting and/or board of directors of Party C not to approve any sale, transfer, mortgage or other disposal of any legal or beneficial interests in the equity held by Party B in Party C, and not to permit creation of any security interest or other encumbrances thereon, without prior written consent, except for the pledge created over the above equity according to Party B’s Equity Pledge Contract;

2.2.5                     Party B shall procure the shareholders’ meeting and/or board of directors of Party C not to approve any merger with, acquisition of or invest in any other persons without prior written consent of Party A;

2.2.6                     Party B shall procure the shareholders’ meeting of Party C not to approve liquidation, dissolution or deregistration of Party C without prior written consent of Party A;

2.2.7                     Party B shall immediately notify Party A of any litigation, arbitration or administrative procedure relating to its equity in Party C, which has occurred or may occur;

2.2.8                     Party B shall procure the shareholders’ meeting or board of directors of Party C to vote for and approve the transfer of the Purchased Equity contemplated hereunder, and to take any and all other actions Party A may request;

2.2.9                     Party B shall execute all necessary or desirable documents, take all necessary or desirable actions, make all necessary or desirable petitions, or carry out all necessary or desirable defenses against all claims, to maintain its ownership to the equity in Party C;

2.2.10              Party B shall appoint any persons designated by Party A to act as directors of Party C, at the request of Party A;

2.2.11              at the request of Party A at any time, Party B shall immediately and unconditionally transfer its equity in Party C to Party A and/or the Designee according to the Equity Purchase Option hereunder, without any additional conditions other than those specified herein, and Party B hereby waives any of its right of first refusal, if any, whereby it can transfer its equity to other current shareholders of Party C; and

2.2.12              Party B shall strictly comply with this Contract and other contracts entered into by Party B, Party C and Party A jointly or severally, and perform its obligations hereunder and thereunder, and shall not carry out any act or omission that may affect the validity and enforceability hereof and thereof. If Party B enjoys any residual rights under this Contract, the Equity Pledge Contract entered into by the Parties, or the Power of Attorney granted in favor of Party A, Party B shall not exercise such rights, unless Party A instructs otherwise in writing.

3.                   Representations and Warranties

Each of Party B and Party C hereby severally (but not jointly) represent and warrants to Party A as of execution hereof and on each transfer date of the Purchased Equity that:

3.1            it has the authority to execute and deliver this Contract and any Transfer Contract, and to perform its obligations hereunder and thereunder. Party B and Party C agree to enter into the Transfer Contract containing the same provisions as those of this Contract when Party A exercises the Equity Purchase Option. This Contract and the Transfer Contract to which it is a party constitute and will constitute its legal, valid and binding obligations, and are enforceable against it according to the terms hereof and thereof;

3.2            Neither execution and delivery of this Contract or any Transfer Contract nor any obligations hereunder or thereunder shall (i) result in violation of any applicable laws of China; (ii) contradict to Party C’s articles of association, bylaws or other organizational documents; (iii) result in violation of any contract or instrument to which it is a party or by which it is bound, or constitute breach of such contract or instrument; (iv) result in violation of any conditions for grant and/or continuing effect of any license or permit to it; or (v) result in suspense, cancellation or imposition of additional conditions on any license or permit granted to it;

3.3            Party B has good and marketable title to the equity it holds in Party C. Unless as otherwise stipulated by Party B’s Equity Pledge Contract and this Contract, Party B has created no security interest in such equity;

The founding shareholders and Party C hereby severally and jointly represent and warrant to Party A as of execution hereof and on each transfer date of the Purchased Equity that:

3.4            Party C has good and marketable title to its assets, and has not created any security interest over such assets;

3.5            Party C has no outstanding debts, except for (i) any debts incurred in the ordinary course of business, and (ii) any debts disclosed to and consented in writing by Party A;

3.6            If Party C shall be dissolved or liquidated as required by the laws of China, it shall, to the extent permitted by the laws of China, sell all assets to Party A or other qualified entity designated by Party A at the minimum price permitted by the laws of China. Party C shall exempt Party A and the qualified entity designated by Party A from any payment obligation, or pay the proceeds from any transaction to Party A or the qualified entity designated by Party A as part of the service fee under the Exclusive Business Cooperation Agreement, to the extent permitted by the current laws of China.

3.7            There is no pending or threatened litigation, arbitration or administrative procedure relating to Party C or its equity or asset.

4.                   Effective Date

This Contract shall become effective when the Parties sign it. The term hereof is 10 years, and may be renewed upon written confirmation of Party A. The renewal term shall be determined by Party A in its sole discretion.

5.                   Applicable Law and Dispute Resolution

5.1         Applicable Law

The execution, validity, interpretation, performance, modification and termination hereof, and the resolution of any dispute hereunder shall be governed by the officially promulgated and publicly available laws of China. Any matter not covered by the officially promulgated and publicly available laws of China shall be governed by the international legal principles and conventions.

5.2         Dispute Resolution

If any dispute arises out of interpretation or performance of this Contract, the Parties shall consult to resolve such dispute amicably. If the Parties fail to reach an agreement on resolution of the dispute within 30 days after either Party proposes consultation, either Party may refer the dispute to China International Economic and Trade Arbitration Commission for arbitration according to the current arbitration rules of the Commission. The arbitration shall be conducted in Beijing in Chinese. The arbitration award shall be conclusive and bind the Parties.

6.                   Taxes and Dues

Each Party shall pay the taxes, expenses and costs on transfer and registration incurred by or imposed on it with respect to preparation and execution of this Contract and any Transfer Contract and consummation of the transactions hereunder and thereunder in accordance of applicable laws of China.

7.                   Notification

7.1            All notices and other communications required or permitted by this Contract shall be sent to the designated address of each Party by personal delivery, postage-prepaid registered mail, commercial courier service or fax. A confirmation shall be sent by email for each notice. The notice shall be deemed given:

7.1.1                     When it is delivered or refused at the designated receiving address, in case of personal delivery, courier service or postage-prepaid registered mail.

7.1.2                     On the date when it is successfully transmitted evidenced by the transmission confirmation generated automatically, in case of fax.

7.2            The address of the Parties are as follows:

Party A	Attention: Tianhua Wu
Address: [PERSONAL ADDRESS]
[PERSONAL ADDRESS]
[PERSONAL ADDRESS]
Mobile: [PERSONAL PHONE NUMBER]
Email: [EMAIL ADDRESS]

Party B	See Exhibit 2.

Party C	Attention: Ming Dong
Address: [PERSONAL ADDRESS]
[PERSONAL ADDRESS]
[PERSONAL ADDRESS]
Mobile: [PERSONAL PHONE NUMBER]
Email: [EMAIL ADDRESS]

8.                   Confidentiality Obligation

The Parties acknowledge that any oral or written information exchanged between them with respect to this Contract are confidential information. Each Party shall keep such information confidential, and shall not disclosure such information to any third party without written consent of the other Parties, except for any information (a) known to the public (not through disclosure by the receiving Party); (b) the disclosure of which is required by applicable laws or any rules or regulations of any stock exchange; or (c) required by any transaction contemplated herein to be disclosed to either Party’s legal or financial consultant who shall be bound by any confidentiality obligations similar to those under this Clause 8. Any disclosure by any personnel or organization employed by either Party shall be deemed disclosure by such Party, and such Party shall be liable for breach by the personnel or organization of this Contract. This Clause 8 shall survive termination of this Contract for whatever reasons.

9.                   Further Warranties

The Parties agree to execute documents and take further actions reasonably required for performance of the provisions and achievement of purpose hereof or desirable to the Parties.

10.            Breaching Liabilities

10.1                        If Party B or Party C materially breaches any provision hereof, Party A has the right to terminate this Contract and/or request Party B or Party C to compensate. This Clause 10 shall not impair any other rights of Party A hereunder. Notwithstanding any contrary provisions hereof, the founding shareholders and Party C shall be jointly and severally responsible for any breach of any provision hereof, provided that they shall not be jointly and severally responsible for any breach of this Contract by any person of Party B other than the founding shareholders. Each person of Party B other than the founding shareholders shall be severally responsible for his breach of this Contract, and shall not be jointly and severally responsible for other’s breach of this Contract.

10.2                        Unless laws provide otherwise, Party B or Party C has no right to terminate or rescind this Contract in whatever circumstances.

11.            Others

11.1                        Amendment, Modification and Supplement

Any amendment to, modification of or supplement to this Contract shall be signed by the Parties in writing.

11.2                        Entire Contract

Except for any written amendment, supplement or modification made after execution hereof, this Contract shall constitute the entire agreement between the Parties with respect to the subject matter hereof, and shall supersede all prior oral or written negotiations, representations and contracts between the Parties with respect to the subject matter hereof.

11.3                        Headings

The headings herein are inserted for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of any provisions hereof.

11.4                        Language

This Contract is written in Chinese. This Contract is made in thirty (30) counterparts, with each Party holding one (1) counterpart. All counterparts have equal legal force.

11.5                        Severability

If any or several provisions hereof are decided void, illegal or unenforceable in any respect according to any laws or regulations, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired in any respect. The Parties shall consult in good faith to replace such void, illegal or unenforceable provisions with valid provisions to the maximum extent permitted by laws and expected by the Parties, so that the valid provisions have as much similar economic effect to that of those void, illegal or unenforceable as possible.

11.6                        Transfer and Successors

(1)              Party B shall not transfer its rights and obligations hereunder to any third party without prior written consent of Party A. Party B agrees that Party A may send Party B a prior written notice to transfer its rights and obligations hereunder to any third party without consent of Party B.

(2)              This Contract shall bind the successors and assigns of each Party.

11.7                        Survival

11.7.1              Any obligation occurred or due before expiration or early termination of this Contract shall survive such expiration or early termination.

11.7.2              Clauses 5, 7, 8 and 11.7 shall survive termination of this Contract.

11.8                        Waiver

Either Party may waive any terms and conditions hereof, provided that such waiver shall be in writing and signed by the Parties. Any waiver by either Party of other Party’s breach shall not be deemed waiver of any similar breach by the above breaching Party in other circumstances.

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In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Authorized representative:	/s/ Tianhua Wu

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Ningxia Xiangshang Yixin Technology Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Yixin Technology Co., Ltd.

Authorized representative:	/s/ Tianhua Wu

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Tianhua Wu

Signature:	/s/ Tianhua Wu

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Ming Dong

Signature:	/s/ Ming Dong

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Ningxia Haozhong Management Consulting Center (Limited Partnership)

Company seal: /s/ Ningxia Haozhong Management Consulting Center (Limited Partnership)

Authorized representative:	/s/ Tianhua Wu

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Xiaochang Shuimu Investment Center (Limited Partnership)

Company seal: /s/ Xiaochang Shuimu Investment Center (Limited Partnership)

Authorized representative:	/s/ Hongyu Chen

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Horgos Tiaozhanzhe Venture Capital Co., Ltd.

Company seal: /s/ Horgos Tiaozhanzhe Venture Capital Co., Ltd.

Authorized representative:	/s/ Ting Ma

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Ke Yang

Signature:	/s/ Ke Yang

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Beijing Pansheng Investment Management Co., Ltd.

Company seal: /s/ Beijing Pansheng Investment Management Co., Ltd.

Authorized representative:	/s/ Tong Lin

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Beijing Mosi Investment Co., Ltd.

Company seal: /s/ Beijing Mosi Investment Co., Ltd.

Authorized representative:	/s/ Yang Sun

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Gongqingcheng Wayne Investment Fund Partnership (Limited Partnership)

Company seal: /s/ Gongqingcheng Wayne Investment Fund Partnership (Limited Partnership)

Authorized representative:	/s/ Yang Sun

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Beijing Ganquan Huizhi Assets Management Co., Ltd.

Company seal: /s/ Beijing Ganquan Huizhi Assets Management Co., Ltd.

Authorized representative:	/s/ Danda Song

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Yang Sun

Signature:	/s/ Yang Sun

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Beijing Lingfeng Investment Center (Limited Partnership)

Company seal: /s/ Beijing Lingfeng Investment Center (Limited Partnership)

Authorized representative:	/s/ Jin Yang

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Xueping Lin

Signature:	/s/ Xueping Lin

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Gongqingcheng Shanglin Investment Management Partnership (Limited Partnership)

Company seal: /s/ Gongqingcheng Shanglin Investment Management Partnership (Limited Partnership)

Authorized representative:	/s/ Haiyan Wu

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Chengdu Nibilu Technology Co., Ltd.

Company Seal: /s/ Chengdu Nibilu Technology Co., Ltd.

Authorized representative:	/s/ Neng Jiang

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Gongqingcheng Dianliang Investment Management Partnership (Limited Partnership)

Company Seal: /s/ Gongqingcheng Dianliang Investment Management Partnership (Limited Partnership)

Authorized representative:	/s/ Junwen Yao

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Beijing Huagai Venture Equity Investment Development Partnership (Limited Partnership)

Company Seal: /s/ Beijing Huagai Venture Equity Investment Development Partnership (Limited Partnership)

Authorized representative:	/s/ Binghui Lu

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Tianjin Ronghui Hetou Enterprise Management Partnership (Limited Partnership)

Company Seal: /s/ Tianjin Ronghui Hetou Enterprise Management Partnership (Limited Partnership)

Authorized representative:	/s/ Bin Chen

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Zhenzhi Chengyuan Equity Investment Center of Ningbo Meishan Bonded Port Area (Limited Partnership)

Company Seal: /s/ Zhenzhi Chengyuan Equity Investment Center of Ningbo Meishan Bonded Port Area (Limited Partnership)

Authorized representative:	/s/ Jianwei Li

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Tianjin Zhenge Tianfeng Investment Center (Limited Partnership)

Company Seal: /s/ Tianjin Zhenge Tianfeng Investment Center (Limited Partnership)

Authorized representative:	/s/ Xiaoping Xu

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Beijing Oumu Lianghe Investment Management Co., Ltd.

Company Seal: /s/ Beijing Oumu Lianghe Investment Management Co., Ltd.

Authorized representative:	/s/ Xueqing Zhang

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Beijing Qianxian Technology Co., Ltd.

Company Seal: /s/ Beijing Qianxian Technology Co., Ltd.

Authorized representative:	/s/ Xianlin Xie

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Beijing Tiaozhanzhe Technology Co., Ltd.

Company Seal: /s/ Beijing Tiaozhanzhe Technology Co., Ltd.

Authorized representative:	/s/ Binsen Tang

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Hangzhou Xianfeng Investment Partnership (Limited Partnership)

Company Seal: /s/ Hangzhou Xianfeng Investment Partnership (Limited Partnership)

Authorized representative:	/s/ Keyi Chen

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Shenzhen Xianfeng Growth Investment Partnership (Limited Partnership)

Company Seal: /s/ Shenzhen Xianfeng Growth Investment Partnership (Limited Partnership)

Authorized representative:	/s/ Keyi Chen

Signature Page of Exclusive Option Contract

In witness whereof, the Parties have caused this exclusive option contract to be signed by their authorized representatives on the date first written above.

Tianjin Jinmi Investment Partnership (Limited Partnership)

Company Seal: /s/ Tianjin Jinmi Investment Partnership (Limited Partnership)

Authorized representative:	/s/ De Liu

Signature Page of Exclusive Option Contract

Exhibit 1 List of Shareholders of Ningxia Xiangshang Rongke Technology Development Co., Ltd.

(1)     Tianhua Wu, a Chinese citizen, with the ID No. ##################;

(2)     Ke Yang, a Chinese citizen, with the ID No. ##################;

(3)     Ming Dong, a Chinese citizen, with the ID No. ##################;

(4)     Yang Sun, a Chinese citizen, with the ID No. ##################;

(5)     Xueping Lin, a Chinese citizen, with the ID No. ##################;

(6)              Ningxia Haozhong Management Consulting Center (Limited Partnership), with the uniform social credit code 91110105MA0066QR21;

(7)     Xiaochang Shuimu Investment Center (Limited Partnership), with the uniform social credit code 91420921399722661A;

(8)     Beijing Oumu Lianghe Investment Management Co., Ltd., with the uniform social credit code 91110105318277042R;

(9)     Beijing Ganquan Huizhi Assets Management Co., Ltd., with the uniform social credit code 91110105MA0059KC4B;

(10)       Tianjin Ronghui Hetou Enterprise Management Partnership (Limited Partnership), with the uniform social credit code 91120111300417406M;

(11)  Beijing Tiaozhanzhe Technology Co., Ltd., with the uniform social credit code 91110108599625014T;

(12)  Beijing Qianxian Technology Co., Ltd., with the uniform social credit code 91110108335431961K;

(13)  Horgos Tiaozhanzhe Venture Capital Co., Ltd., with the uniform social credit code 91654004MA77E22X0G;

(14)       Tianjin Zhenge Tianfeng Investment Center (Limited Partnership), with the uniform social credit code 911201163286962240;

(15)       Hangzhou Xianfeng Investment Partnership (Limited Partnership), with the uniform social credit code 91330104397509613D;

(16)       Chengdu Nibilu Technology Co., Ltd., with the uniform social credit code 91510100672173748G;

(17)       Beijing Pansheng Investment Management Co., Ltd., with the uniform social credit code 91110105062794643Q;

(18)       Beijing Mosi Investment Co., Ltd., with the uniform social credit code 91110105358330813G;

(19)       Tianjin Jinmi Investment Partnership (Limited Partnership), with the uniform social credit code 91120116300406563H;

(20)       Beijing Lingfeng Investment Center (Limited Partnership), with the uniform social credit code 911101083512993232;

Exhibit of Exclusive Option Contract

(21)       Zhenzhi Chengyuan Equity Investment Center of Ningbo Meishan Bonded Port Area (Limited Partnership), with the uniform social credit code 91330206MA28236F8Q;

(22)       Beijing Huagai Venture Equity Investment Development Partnership (Limited Partnership), with the uniform social credit code 911101013512860205;

(23)       Gongqingcheng Wayne Investment Fund Partnership (Limited Partnership), with the uniform social credit code 91641200MA75WPB237;

(24)       Shenzhen Xianfeng Growth Investment Partnership (Limited Partnership), with the uniform social credit code 91440300354447723J;

(25)       Gongqingcheng Dianliang Investment Management Partnership (Limited Partnership), with the uniform social credit code 91360405MA35KGDN07;

(26)       Gongqingcheng Shanglin Investment Management Partnership (Limited Partnership), with the uniform social credit code 913604053432534720.

Exhibit of Exclusive Option Contract

Exhibit 2 List of Party B’s Contact Information

Tianhua Wu	Attention: Tianhua Wu Address: [PERSONAL ADDRESS] [PERSONAL ADDRESS] Tel: [PERSONAL PHONE NUMBER] Email: [EMAIL ADDRESS]

Ke Yang	Attention: Ke Yang Address: [PERSONAL ADDRESS] [PERSONAL ADDRESS] Tel: [PERSONAL PHONE NUMBER] Email: [EMAIL ADDRESS]

Ming Dong	Attention: Ming Dong Address: [PERSONAL ADDRESS] [PERSONAL ADDRESS] Tel: [PERSONAL PHONE NUMBER] Email: [EMAIL ADDRESS]

Beijing Lingfeng Investment Center (Limited Partnership)	Attention: Tianhua Wu Address: [PERSONAL ADDRESS] [PERSONAL ADDRESS] Tel: [PERSONAL PHONE NUMBER] Email: [EMAIL ADDRESS]

Xiaochang Shuimu Investment Center (Limited Partnership), Beijing Tiaozhanzhe Technology Co., Ltd., Beijing Qianxian Technology Co., Ltd. and Horgos Tiaozhanzhe Venture Capital Co., Ltd.	Attention: Hongyu Chen Address: [PERSONAL ADDRESS] [PERSONAL ADDRESS] Tel: [PERSONAL PHONE NUMBER] Email: [EMAIL ADDRESS]

Beijing Oumu Lianghe Investment Management Co., Ltd.	Attention: Xueqing Zhang Address: [PERSONAL ADDRESS] [PERSONAL ADDRESS] Tel: [PERSONAL PHONE NUMBER] Email: [EMAIL ADDRESS]

Exhibit of Exclusive Option Contract

Beijing Ganquan Huizhi Assets Management Co., Ltd.	Attention: Jinliang Xu Address: [PERSONAL ADDRESS] [PERSONAL ADDRESS] Tel: [PERSONAL PHONE NUMBER] Email: [EMAIL ADDRESS];

Tianjin Zhenge Tianfeng Investment Center (Limited Partnership)	Attention: Qiyu Zhang Address: [PERSONAL ADDRESS] [PERSONAL ADDRESS] Tel: [PERSONAL PHONE NUMBER] Email: [EMAIL ADDRESS] [EMAIL ADDRESS]

Zhenzhi Chengyuan Equity Investment Center of Ningbo Meishan Bonded Port Area (Limited Partnership)	Attention: Qiyu Zhang Address: [PERSONAL ADDRESS] [PERSONAL ADDRESS] Tel: [PERSONAL PHONE NUMBER] Email: [EMAIL ADDRESS] [EMAIL ADDRESS]

Xueping Lin	Attention: Xueping Lin Address: [PERSONAL ADDRESS] [PERSONAL ADDRESS] [PERSONAL ADDRESS] Tel:[PERSONAL PHONE NUMBER] Email: [EMAIL ADDRESS]

Tianjin Ronghui Hetou Enterprise Management Partnership (Limited Partnership)	Attention: Ping Xian Address: [PERSONAL ADDRESS] [PERSONAL ADDRESS] Tel: [PERSONAL PHONE NUMBER] Email:[EMAIL ADDRESS]

Hangzhou Xianfeng Investment Partnership (Limited Partnership) and Shenzhen Xianfeng Growth Investment Partnership (Limited Partnership)	Attention: Ao Yao Address: [PERSONAL ADDRESS] [PERSONAL ADDRESS] Tel: [PERSONAL PHONE NUMBER] Email: [EMAIL ADDRESS]

Exhibit of Exclusive Option Contract

Chengdu Nibilu Technology Co., Ltd.	Attention: Neng Jiang Address:[PERSONAL ADDRESS] [PERSONAL ADDRESS] Tel: [PERSONAL PHONE NUMBER] Email: [EMAIL ADDRESS]

Beijing Pansheng Investment Management Co., Ltd.	Attention: Xindi Wang Address:[PERSONAL ADDRESS] [PERSONAL ADDRESS] Tel: [PERSONAL PHONE NUMBER] Email: [EMAIL ADDRESS]

Yang Sun, Beijing Mosi Investment Co., Ltd., and Gongqingcheng Wayne Investment Fund Partnership (Limited Partnership)	Attention: Yang Sun Address: [PERSONAL ADDRESS] [PERSONAL ADDRESS] Tel: [PERSONAL PHONE NUMBER] Email: [EMAIL ADDRESS]

Beijing Lingfeng Investment Center (Limited Partnership)	Attention: Jin Yang Address: [PERSONAL ADDRESS] [PERSONAL ADDRESS] Tel: [PERSONAL PHONE NUMBER] Email: [EMAIL ADDRESS]

Tianjin Jinmi Investment Partnership (Limited Partnership)	Attention: Minli Zhang Address: [PERSONAL ADDRESS] [PERSONAL ADDRESS] Tel: [PERSONAL PHONE NUMBER] Email: [EMAIL ADDRESS]

Beijing Huagai Venture Equity Investment Development Partnership (Limited Partnership)	Attention: Liangtao Zhang Address: [PERSONAL ADDRESS] [PERSONAL ADDRESS] Tel: [PERSONAL PHONE NUMBER] Email: [EMAIL ADDRESS]

Exhibit of Exclusive Option Contract

Gongqingcheng Dianliang Investment Management Partnership (Limited Partnership)	Attention: Junwen Yao Address: [PERSONAL ADDRESS] Tel: [PERSONAL PHONE NUMBER] Email: [EMAIL ADDRESS]

Gongqingcheng Shanglin Investment Management Partnership (Limited Partnership)	Attention: Haiyan Wu Address: [PERSONAL ADDRESS] [PERSONAL ADDRESS] Tel: [PERSONAL PHONE NUMBER] Email: [EMAIL ADDRESS]

Exhibit of Exclusive Option Contract